UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
ACT OF 1934

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☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

VICTORY DIVIDE MINING COMPANY
(Name of Registrant as Specified In Its Charter)

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☐Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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VICTORY DIVIDE MINING COMPANY

NO. 99 FANRONG STREET, JIXIAN COUNTY
SHUANG YA SHAN CITY
HEILONGJIANG PROVINCE
CHINA, 155900
TELEPHONE: 86-469-4693000

December 28, 2007

INFORMATION STATEMENT

Dear Stockholder:

This Information Statement (the "Information Statement") is furnished by the Board of Directors of VICTORY DIVIDE MINING COMPANY, a Nevada corporation (the "Company", or "us"), to the stockholders of record of the Company at the close of business on December 28, 2007 (the "Record Date") to provide information with respect to certain corporate actions taken by written consent of Winner State Investments Limited, holder of a majority of the outstanding shares of the Company's common stock that were entitled to vote on such actions (the "Majority Stockholder")

The written consent, executed by the Majority Stockholder on the Record Date, has approved an amendment to our Articles of Incorporation to effect

·	a change of the name of the Company into Yanglin Soybean, Inc. (the “Name Change”).

The Majority Stockholder, holding approximately 91% of the outstanding shares of the Company's common stock, has approved, by written consent, all of the above-described actions. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Shulin Liu
Chief Executive Officer

December 28, 2007

VICTORY DIVIDE MINING COMPANY

NO. 99 FANRONG STREET, JIXIAN COUNTY
SHUANG YA SHAN CITY
HEILONGJIANG PROVINCE
CHINA, 155900
TELEPHONE: 86-469-4693000

December 28, 2007

PURPOSE OF INFORMATION STATEMENT

This Information Statement (the "Information Statement") is being mailed to the stockholders of record of VICTORY DIVIDE MINING COMPANY, a Nevada corporation (the "Company", or "us"), at the close of business on December 28, 2007 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning an amendment to our Articles of Incorporation to effect a change of the name of the Company into Yanglin Soybean, Inc. (the “Name Change”), approved by Winner State Investments Limited, holder of a majority of our voting stock (the "Majority Stockholder"), on the Record Date.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value 0.001 per share, outstanding. On the Record Date, 20,000,003 validly issued shares of our common stock were issued and outstanding and held of record by 375 registered stockholders.

STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada General Corporation Law (the "NGCL"). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be taken until at least 20 days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS

The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT THIS NAME CHANGE

GENERAL

On December 14, 2007, our Board of Directors unanimously approved and recommended that the stockholders approve, and on the Record Date, the Majority Stockholder approved, an amendment to the Articles of Incorporation to effect this name change. The Board of Directors determined that the Company’s new name should be Yanglin Soybean, Inc..

This name change is conducted hereafter for the purpose of reflecting the Company’s business activities appropriately and conveniently through the Company’s changed name.

CONSENT REQUIRED

Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 91% of the outstanding shares of our common stock as of the Record Date, has given its consent to the amendment, and, accordingly, the requisite stockholder approval for this action was obtained by the execution of the Majority Stockholder’ written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this action. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION

Approximately 20 days after this Information Statement has first been sent or given to stockholders, our Articles of Incorporation will be amended to effect this name change.

PROCEDURE FOR EFFECTING THE NAME CHANGE

Approximately 20 days after this Information Statement has first been sent or given to stockholders, we will file an amendment to our Articles of Incorporation in the form approved by our Majority Stockholder with the Secretary of State of the State of Nevada. The name change will become effective upon the filing of our Amended Articles of Incorporation with the State of Nevada.

STOCK OWNERSHIP

The following table sets forth information as of the Record Date, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and our other executive officers, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

	Beneficially Owned
Name	Shares	Percentage(1)
Winner State Investments Limited(2)	18,200,000	91%
Shulin Liu	9,100,000	45.5%
Huanqin Ding(3)	9,100,000	45.5%
Yang Miao	100,000	*
Directors and executive officers as a group (2 persons)	9,200,000	46%

(1) In determining the percent of voting stock owned by a person, (a) the numerator is the number of shares of common stock beneficially owned by the person, and (b) the denominator is the total of the 20,000,003 shares of common stock outstanding on the Record Date.

(2) Winner State Investment is a BVI company of which Mr. Shulin Liu and Ms. Huanqin Ding owns 50%, respectively.

(3) Ms. Huanqin Ding is the wife of Shulin Liu.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors,

/s/ Shulin Liu
Chief Executive Officer

December 28, 2007